December 31, 2002



Volumetric Fund, Inc.
A No-Load Mutual Fund



Annual Report 2002






                         Volumetric Fund, Inc.

                               <LOGO>


























                      <LOGO> Volumetric Fund, Inc.







To Our Shareholders:

    Volumetric Fund's net asset value (NAV) per share advanced 4.2% in the fourth quarter closing out the year at $14.37. For the first time since the 1930s, the stock market had suffered three consecutive down years in a row. Furthermore, 2002 was the worst year for the market since 1974. Thanks to the introduction of our ?Volume and Range? trading system in September 2000, Volumetric has continued to outperform the major stock market indices for the third year in a row, as shown below.

     Returns of Volumetric Fund versus Stock Market Indices in 2002

  Volumetric Fund   S&P 500  NYSE Composite   Dow-Jones      NASDAQ
                     Index       Index       Industrials   Composite
 -------------------------------------------------------------------------
      -12.1%        - 23.4%    -19.8%          -16.8%        -31.5%

         The Volumetric Index closed out the year 2002 at $116,862. As you know, the Index measures the value of a hypothetical investment of $10,000 in Volumetric Fund, as of January 1, 1979, assuming all dividend distributions were reinvested. Our compounded annual return over the past 24 years, since inception, has been 10.8%, as compared to the NYSE Index that had a 9.7% average return during the same period.

VOLUMETRIC AGAIN BEATS THE MARKET

         Ever since the introduction of our 'Volume and Range' system nearly
2 1/2 years ago, Volumetric Fund's relative performance has been impressive. For example, when compared to the S&P 500 Index, Volumetric outperformed the market by 8.6% in 2000, 8.5% in 2001, and by an outstanding 11.3% in 2002. (Since in the last three or four years, Volumetric has also started to invest in NASDAQ stocks, in addition to stocks listed on the New York Stock Exchange, a comparison with the S&P 500 index has become more meaningful.) As described in our 2001 Annual Report, the 'Volume & Range' System utilizes a computerized, fully automated methodology to manage the Fund's portfolio. The objective of the System is 'growth and protection'; specifically, to match or surpass the growth of the market during bull markets and to provide safety and protection in bear markets. This is achieved by the combination of: 1) cash management; 2) volume based stock picking with diversification; and 3) disciplined and automatic selling of a stock when both volume and range analyses indicate a weakening.

         Our strong relative performance in the past three years has not gone unnoticed. Volumetric again received several awards due to our accomplishments. Our fund was rated five stars by Morningstar, based on our last three years return. Lipper, another company which rates mutual funds, again gave Volumetric its highest designation: a 'Lipper Leader' fund, both for capital preservation and consistent return for the past three years. In addition, Bloomberg.com ranked Volumetric among the top 4% of growth funds, based on our 2002 return.

FOURTH QUARTER PORTFOLIO CHANGES

    We have reduced our cash from 44.3% on September 30, to 16.8%, as of December 31. Using our proprietary 'Volume & Range' system, we concentrated our purchases mostly on depressed issues with great appreciation potential.
The Fund's year-end portfolio includes 60 stocks. Our average stock is up
6.7%. The three leading stocks are: BEA Systems, up 63.4%, Borland Software, up 41.1% and Forest Laboratories, up 39.7%.
 	The following stocks were added to our portfolio in the fourth quarter:
Adobe Systems, Alcoa, Allstate, Andrew Corp., Autodesk, Inc., AVX Inc.,
Berkley (W.R.), Borland Software, Cabot, Chiron, Choicepoint, Clayton Homes, Dentsply International, Engelhard, Federated Investors, Fluor Corporation, Gap Inc., GlobalSantaFe, Goodrich, Honeywell, Jacobs Engineering, Kerr-McGee, Lancaster Colony, Lubrizol, Option Care, Pentair, Rockwell Automation, S&P 500 Index Trust, St Jude Medical, Technitrol, Tektronix, Thermo Electron, Tiffany, US Steel, Verizon Communications, VISX, Wallace Computer Services and Williams-Sonoma.

    The following stocks were sold: Carnival Cruise Lines, Community Health, Donnelley (RR) & Sons, Family Dollar Stores, Gillette, Great Lakes Chemical, HCA Corp., Hughes Electronics, Idexx Laboratories, Iomega Group, Kimberly Clark, National City Corp. Payless Shoesource, Ryder System, Schwab, Steelcase, Stone Energy, United Parcel Service, VF Corporation and York International.

TOP TEN COMMON STOCK HOLDINGS

                                           Market Value   Percent of Total
                                           ------------   ----------------
         Forest Laboratories                $ 275,016         1.9%
         Borland Software                     246,000         1.7%
         The Gap, Inc.                        232,800         1.6%
         Placer Dome                          230,000         1.6%
         BEA Systems                          229,400         1.6%
         Cooper Companies                     225,180         1.5%
         Adobe Systems                        223,200         1.5%
         Metro-Goldwin-Mayer, Inc.            221,000         1.5%
         Honeywell International              216,000         1.5%
         Anadarko Petroleum                   215,550         1.5%
                                            ---------        -----

              Top Ten Common Stocks, Total  2,314,146        15.9%
                                            =========        =====

          Based on total investments as of December 31, 2002

OTHER NEWS

    At our annual meeting in June, shareholders approved the ratification of our new independent auditors: BKD, LLP. Their report appears on page 8 of this report. We are pleased to announce that Louis Bollag was also elected as a new independent director.

    The Fund formed an audit committee in November consisting of three independent directors: Stephen Samitt, Audit Chairman, David Seidenberg and George Curtis. The audit committee is responsible for recommending the selection of external auditors to the Board; receiving, reviewing, and forwarding to the Board the annual financial report of the external auditors; and such other matters as may warrant attention.

UPDATE AND OUTLOOK

         Due mostly to war fears and uncertainties about Iraq, the stock market has declined year to date. Although the first two weeks of the year were strong, stocks gave back all their early gains and more, as of February 3. On that date, Volumetric Fund's NAV closed at $14.09, down 1.9% from the beginning of the year. As the 'Volume and Range' system dictates, we have increased our cash to 21%.

     Despite the poor beginning, we believe the market outlook for 2003 still remains positive for several reasons. First, the elimination of taxes for dividends is a good possibility this year. This would make investing in stocks more attractive and therefore bullish for the market. Second, after three down years, an up year should follow. The market has never had four consecutive down years in a row, except once during the Great Depression. Today's economy is far superior and is not comparable to those years. Third, the year before a presidential election is traditionally a strong year for the market. For example, the Dow has risen in every year before a presidential election year since 1943. Finally, we are confident that our 'Volume & Range' system will continue to perform well again this year. We believe that once the Middle East uncertainties are resolved, the market will resume its upward trend.

         Please visit our website at www.volumetric.com for our latest NAV or additional information. We thank you for your support. Please call us, if you have any questions.
February 4, 2003

                    Sincerely,



/s/ Gabriel J. Gibs                /s/ Irene J. Zawitkowski
Gabriel J. Gibs                        Irene J. Zawitkowski
President                              Executive Vice President







THE FOLLOWING CHARTED INFORMATION WAS PRESENTED AS A BAR GRAPH IN THE ANNUAL REPORT SHOWING THE COMPARISION OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN VOLUMETRIC FUND AND THE NEW YORK STOCK EXCHANGE COMPOSITE INDEX.

   Comparison of Change in the Value of a $10,000 Investment in Volumetric Fund versus the New York Stock Exchange Composite Index*
                   (Years ending 12/31)



YEAR         VOLUMETRIC       NYSE INDEX
1978          $10,000          $10,000
1979          $11,630          $11,550
1980          $15,991          $14,456
1981          $18,712          $13,198
1982          $21,876          $15,046
1983          $26,321          $17,664
1984          $27,696          $17,894
1985          $36,524          $22,564
1986          $39,225          $25,723
1987          $38,637          $25,646
1988          $46,349          $28,954
1989          $53,743          $33,587
1990          $50,963          $31,068
1991          $68,902          $38,524
1992          $76,331          $40,334
1993          $77,839          $43,521
1994          $76,104          $42,128
1995          $89,336          $55,314
1996         $103,189          $71,160
1997         $121,987          $92,728
1998         $134,918         $108,074
1999         $141,866         $117,909
2000         $139,355         $119,142
2001         $133,167         $113,729
2002         $116,682          $91,211


Average Annual Total Returns Of Fund(as of 12/31/02)*

                    1 Year   5 Years   10 Years   Since Inception (1/1/79)
--------------------------------------------------------------------------
Volumetric Fund     -12.06%   -0.79%    + 5.42%     +10.79%
NYSE Comp Index     -19.80%   -0.33%    +10.37%     + 9.65%

*All distributions and dividends were reinvested. Past performance is not predictive of future performance. The performance shown above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.




                            FINANCIAL HIGHLIGHTS
             (for a share outstanding throughout each year)


  Years ended December 31            2002     2001     2000      1999     1998
                                    ------   ------   ------   ------   ------
Net asset value, beginning of year  $16.79   $18.16   $19.66   $19.25   $20.30
Income from investment operations:
  Net investment income              (0.09)    ---      0.04    (0.06)   (0.02)
  Net realized and unrealized
     gains and losses on securities  (1.88)   (0.79)   (0.38)    1.03     1.86
                                     -----    -----    -----    -----    -----
 Total from investment operations    (1.97)   (0.79)   (0.34)    0.97     1.84
                                     -----    -----    -----    -----    -----
Less distributions from:
   Net investment income               ---    (0.03)      ---      ---      ---
   Capital gains                     (0.45)   (0.55)   (1.16)   (0.56)   (2.89)
                                     ------   ------   ------   ------   ------
Total distributions                  (0.45)   (0.58)   (1.16)   (0.56)   (2.89)
                                     ------   ------   ------   ------   ------
Net asset value, end of year        $14.37   $16.79    $18.16   $19.66   $19.25
                                    =======  =======  ========  =======  ======
Total return                        (12.06%) (4.47%)   (1.76%)   5.19%   10.57%
                                    =======  =======  =======   =======  ======

Ratios and Supplemental Data:
Net assets, end of period
                (in thousands)     $14,594  $16,808  $18,342  $21,044  $20,539

Ratio of expenses to average
   net assets                        1.96%    1.95%    1.95%     1.90%    1.97%
Ratio of net investment income to
 average net assets                (0.55%)    0.02%    0.21%    (0.32%)  (0.13%)
Portfolio turnover rate               329%     221%     248%      232%     237%


                                 See notes to financial statements





              VOLUMETRIC FUND, INC.
             STATEMENT OF NET ASSETS
                December 31, 2002

COMMON STOCKS: 83.2%

                                        MARKET
SHARES      COMPANY                      VALUE
        Aerospace/Defense: 2.7%
 10,000 Goodrich Corp.                 $183,200
 10,000 Rockwell Automation             207,100
                                      ---------
                                        390,300
                                      ---------

        Auto/Auto Parts: 1.1%
 20,000 Delphi Corp.                    161,000
                                      ---------

        Banking: 1.3%
 10,000 Hibernia Corp.                  192,600
                                      ---------

        Building/Construction: 1.3%
 15,000 Clayton Homes*                  182,700
                                      ---------


        Business Services: 4.1%
 10,000 Belo Corp.                      213,200
  4,800 ChoicePoint, Inc.*              189,552
  9,200 Wallace Computer Services       197,892
                                      ---------
                                        600,644
                                      ---------


        Chemicals: 6.6%
  4,400 Air Products & Chemicals        188,100
  3,500 Avery Dennison                  213,780
  7,500 Cabot Corp.                     199,050
  7,300 Engelhard                       163,155
  6,400 Lubrizol                        195,200
                                      ---------
                                        959,285
                                      ---------

        Communications: 1.5%
  5,500 Verizon Communications          213,125
                                      ---------

         Computers, Hardware: 1.3%
  13,000 Apple Computer*                186,290
                                      ---------

        Computers, Software: 7.4%
  9,000 Adobe Systems                   223,200
 13,000 Autodesk, Inc.                  185,900
 20,000 BEA Systems*                    229,400
 20,000 Borland Software*               246,000
  3,800 Microsoft*                      196,460
                                      ---------
                                      1,080,960
                                      ---------
        Consumer Products: 1.3%
  3,600 Avon Products                   193,932
                                      ---------

        Drugs: 3.0%
  4,300 Chiron Corp.*                   161,680
  2,800 Forest Laboratories*            275,016
                                      ---------
                                        436,696
                                      ---------
        Electrical/Electronics: 4.9%
 20,000 Andrew Corp.*                   205,600
 14,000 AVX Corp.                       137,200
 11,000 Technitrol Inc.*                177,540
 10,000 Thermo Electron*                201,200
                                      ---------
                                        721,540
                                      ---------
        Engineering: 2.7%
  7,000 Fluor Corp.                     196,000
  5,500 Jacobs Engneering*              195,800
                                      ---------
                                        391,800
                                      ---------
        Financial Services: 2.6%
  6,600 Federated Investors             167,442
  9,700 First American Corporation      215,340
                                      ---------
                                        382,782
                                      ---------
        Foods: 1.3%
  8,000 McCormick & Company             185,600
                                      ---------

        Gold: 2.8%
 12,000 Barrick Gold Corp.              184,920
 20,000 Placer Dome*                    230,000
                                      ---------
                                        414,920
                                      ---------

        Indices: 4.5%
  7,500 Standard & Poor 500
             Index Trust                661,725
                                      ---------


                                        MARKET
 SHARES   COMPANY                        VALUE
        Insurance: 2.4%
  4,800 Allstate                       $177,552
  4,400 W. R. Berkley Corp.             174,284
                                      ---------
                                        351,836
                                      ---------

        Leisure/Entertainment: 1.5%
 17,000 Metro-Goldwin-Mayer, Inc.*      221,000
                                      ---------

        Medical/Healthcare: 6.5%
  9,000 Cooper Companies                225,180
  4,800 Dentsply International          178,560
 20,000 Option Care*                    159,200
  5,400 St. Jude Medical*               214,488
 18,500 VISX, Inc.*                     177,230
                                      ---------
                                        954,658
                                      ---------
        Metals/Steel: 2.7%
  8,500 Alcoa                           193,630
 15,000 US Steel                        196,800
                                      ---------
                                        390,430
                                      ---------
        Misc./Diversified: 4.2%
  9,000 Honeywell International         216,000
  5,000 Lancaster Colony                195,400
  5,700 Pentair, Inc.                   196,935
                                      ---------
                                        608,335

                                      ---------
        Oil/Oil Services: 5.1%
  4,500 Anadarko Petroleum              215,550
  7,200 GlobalSantaFe                   175,104
  4,400 Kerr-McGee                      194,920
 14,500 Vintage Petroleum               152,975
                                      ---------
                                        738,549
                                      ---------
        Precision Instruments: 1.4%
 11,000 Tektronix*                      200,090
                                      ---------

        Publishing: 1.3%
  2,500 E. W. Scripps                   192,375
                                      ---------

        Railroads: 1.1%
  5,800 CSX Inc.                       164,198
                                     ---------

        Real Estate: 1.3%
  6,300 Mack-Cali Realty               190,890
                                     ---------
        Retail: 5.3%
 15,000 Gap (The), Inc.                232,800
 13,100 Office Depot*                  193,356
  6,300 Tiffany & Co.                  150,633
  7,000 Williams-Sonoma*               190,050
                                     ---------
                                       766,839
                                     ---------

TOTAL COMMON STOCKS:
   (COST  $11,418,298)              12,135,099
                                    ----------
 CASH EQUIVALENTS & RECEIVABLES
       LESS LIABILITIES: 16.8%
   Cash                                 92,261
   JP Morgan Prime Money Mrkt Fund   2,190,627
   Receivable from investment
      securities sold                  159,420
   Dividends and interest receivable    16,448
TOTAL CASH EQUIVALENTS/ RECEIVABLES  2,458,756
                                   -----------
TOTAL ASSETS                        14,593,855
                                   -----------
LIABILITIES:                              -
NET ASSETS: 100.0%                 $14,593,855
                                   ===========
VOLUMETRIC SHARES OUTSTANDING        1,015,518
                                     ---------

NET ASSET VALUE PER SHARE               $14.37
                                     =========
 *Non-income producing security

     See notes to financial statements






                 VOLUMETRIC FUND, INC.
                STATEMENT OF OPERATIONS
          For the Year Ended December 31, 2002


INVESTMENT INCOME
  Dividends.........................................$   167,805
  Interest..........................................     56,640
                                                     ----------
     TOTAL INVESTMENT INCOME........................    224,445
EXPENSES
  Management fee (Note 2)...........................    331,084
                                                     ----------
  NET INVESTMENT LOSS ...............................   (86,639)
                                                     ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized loss on investments..................  (973,627)
  Unrealized appreciation of investments
     Beginning of year............... $ 1,686,375
     End of year........................  716,801
                                      -----------
  Decrease in unrealized appreciation..............   (969,574)
                                                   ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS.... (1,943,201)
                                                   ------------
NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS................................ $(2,029,840)
                                                  =============





                        VOLUMETRIC FUND, INC.
                STATEMENT OF CHANGES IN NET ASSETS



                                             For the Years Ended
                                         12/31/2002       12/31/2001
                                         ----------       ----------
CHANGES RESULTING FROM OPERATIONS
Investment income (loss)  .............. $ (86,639)           3,736
Net realized gain (loss) on investments.  (973,627)         441,226
Decrease in unrealized appreciation.....  (969,574)      (1,268,768)
                                        ----------        ----------
   NET DECREASE IN NET ASSETS
      FROM OPERATIONS................... (2,029,840)       (823,806)
                                         ----------        ----------
DISTRIBUTIONS TO SHAREHOLDERS: (NOTE 1d)
Net investment income ..................      ---           (30,292)
Net realized gain on investments........  (450,385)        (555,354)
                                         ----------      -----------
    TOTAL DISTRIBUTIONS                   (450,385)        (585,646)
                                         ----------      -----------
CAPITAL SHARE TRANSACTIONS (NOTE 3)....    265,853         (124,039)
                                        ----------       -----------
NET DECREASE IN NET ASSETS............  (2,214,372)      (1,533,491)
NET ASSETS:
    BEGINNING OF YEAR.................   16,808,227       18,341,718
                                        -----------      -----------
    END OF YEAR.....................    $14,593,855     $ 16,808,227
                                       ============     ============


                   See notes to financial statements






NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

The Fund is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company. The Fund's investment objective is capital growth. Its secondary objective is downside protection. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
     a) Valuation of Securities: Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation.
     b) Securities Transactions and Investment Income: Securities are recorded on a trade date basis. Realized gains and losses are recorded using the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on the accrual basis.
     c) Federal Income Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore no federal income tax provision is required. As of December 31, 2002, the Fund had a net capital loss carryover of $973,627. Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions.
     d) Distributions to Shareholders: It is the Fund's policy to distribute all net investment income and all net realized gains, in excess of any available capital loss carryovers, at year end. Distributions to shareholders are recorded on the ex-dividend date in the financial statements. Distributions are taxable to shareholders in the year earned by the Fund. During the two years ending December 31, 2002, the Board of Directors declared the following distribution.

                                     2001
                                     ----
           Record Date:          December 31, 2001
           Ex-Dividend Date:     January 2, 2002
           Payment Date:         January 9, 2002
           Amount per share:     $ 0.45

        The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These reclassifications are due to differing treatment for items such as deferral of wash sales and net operating losses. Accordingly, at December 31, 2002, reclassifications were recorded to decrease capital by $125,466, decrease net investment loss by $86,639, and decrease undistributed net realized loss by $38,827.

     e) Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates.




2. Management Fee

The Fund receives investment management and advisory services under an advisory agreement that provides for fees to be paid at an annual rate of 2.0% of the first $10,000,000 average net assets, 1.9% of the next $15,000,000 and declining thereafter to 1.5% on net assets of over $100,000,000. The Fund's advisor then pays the cost of all management, supervisory and administrative services required in the normal operation of the Fund. This includes investment management, fees of the custodian, independent public accountants and legal counsel; remuneration of officers and directors; and shareholder services, including maintenance of the shareholder accounting system and transfer agency. Not considered normal operating expenses and therefore payable by the Fund are taxes, interest, fees and other charges of governments and their agencies for qualifying the fund shares for sale, special accounting and legal fees and brokerage commissions. Certain officers and directors of the Fund are also officers and directors of the investment advisor.


3. Capital Share Transactions

At December 31, 2002, there were 2,000,000 shares of $0.01 par value capital stock authorized.
                               Year Ended                 Year Ended
                            December 31, 2002          December 31, 2001
                            Shares       Amount         Shares     Amount
                           --------   ---------        --------  ---------
 Shares sold                39,775    $ 628,660        31,641    $ 523,207
 Distributions reinvested   27,305      446,436        32,865      577,764
                           -------    ----------       --------  ---------
                            67,080    1,075,096        64,506    1,100,971
 Shares redeemed           (52,418)    (809,243)      (73,385)  (1,225,010)
                           --------  -----------      --------- -----------
 Net increase (decrease)   14,662      $265,853        (8,879)   $(124,039)
                           ========   ==========      ========= ===========




4. Purchases and Sales of Investment Securities

For the year ended December 31, 2002, purchases and sales of securities aggregated $41,026,242 and $41,188,678 respectively. At December 31, 2002, the cost of investments for Federal income tax purposes was $11,418,298. Accumulated net unrealized appreciation on investments was $716,801 consisting of $934,925 gross unrealized appreciation and $218,124 gross unrealized depreciation.

5. Composition of Net Assets

    At December 31, 2002 Net Assets consisted of:
    Net capital paid in on shares of stock.......................  $14,850,681
    Accumulated undistributed:
          Net unrealized appreciation of securities..............      716,801
          Net realized loss...................................        (973,627)
                                                                   ------------
                                                                   $14,593,855
                                                                  =============
















INDEPENDENT ACCOUNTANTS' REPORT


Shareholders and Board of Directors of
Volumetric Fund, Inc.
Pearl River, New York


We have audited the accompanying statement of net assets of Volumetric Fund, Inc., as of December 31, 2002, and the related statement of operations, statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2002 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Volumetric Fund, Inc. as of December 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

                       /s/ BKD, LLP

January 17, 2003
Kansas City, Missouri



DIRECTORS AND OFFICERS

         The Directors and Officers of the Fund and their ages, positions, addresses and principal occupations during the past five years are set forth below. There is no limit on the length of the term that each director serves. The Fund's Statement of Additional Information contains additional information about the Directors and Officers and is available without charge, upon request, by calling 1-800-541-FUND.

Interested Directors



  Director                  Occupation                               Age
Director
                                                                           Since
William P. Behrens         Vice Chairman,Northeast Securities, Inc.   63   1987
Northeast Securities, Inc. since 2001, a member of New York, American
100 Wall Street            and other stock exchanges. Previously, CEO
New York NY 10005          of Investec Ernst  & Company.

Gabriel J. Gibs            Founder, Chairman, President and Portfolio  66  1978
Volumetric Fund, Inc.      Manager of the Fund since 1978. Mr. Gibs is
87 Violet Drive            also President of Volumetric Advisers,
Pearl River, NY 10965      Inc., the Fund's investment adviser.

Raymond W.                 Sheridan Raymond Sheridan Financial, Inc.,  52  1995
Volumetric Fund, Inc.      President. Insurance and financial
87 Violet Drive            Services. Mr. Sheridan is also Vice
Pearl River,  NY 10965     President and Treasurer of the Fund.

Irene J. Zawitkowski       Co-Founder, Executive Vice President, Co-   49  1978
Volumetric Fund,Inc.       Portfolio Manager and Secretary of the
87 Violet Drive            Fund. Officer since 1978. Also, Vice
Pearl River, NY 10965      President of Volumetric Advisers, Inc.

Independent Directors

Louis Bollag               Senior Corporate Account Manager, Albemarle 55  2002
31 Deerfield Road Corp.,   since 2001, a chemical manufacturer.
Wyckoff, NJ 07481          Previously, General Manager of Alumina
                           Corp., since 2001, a chemical manufacturer.
                           Chemicals at Alusuisse.

Jeffrey J. Castaldo,
 President,                J.C. Commercial Inc., a                     40  1994
J.C. Commercial, Inc.      commercial real estate and investment
115 Stevens Avenue         service company.  Previously, Executive
Valhalla, NY 10595         Director, Capelli Enterprises.


George Curtis              Retired in 2002. Formerly President of CCP  74  2000
113 Richard Court          Printing, Inc.
Pomona NY 10970

David L. Seidenberg        President, SQ Ventures, LLC, since 2002.    56  1983
SQ Ventures, LLC           Previously, Vice President of Davos
70 Kinderkamack Road       Chemical Company from 1972 until 2002.
Emerson, NJ 07630

Stephen J. Samitt          Principal, Briggs Bunting &  Dougherty,     61  1996
P.O. Box 70                LLP, certified public accountants, since
Montville, NJ 07045        1997. Previously, Partner, Tait, Weller &
                           Baker, a full service public accounting
                           firm.








                INVESTMENT ADVISOR and TRANSFER AGENT

                      Volumetric Advisers, Inc.
                          87 Violet Drive
                       Pearl River, NY 10965


                             CUSTODIAN

                         JP Morgan Chase
                         1211 6th Avenue
                      New York City, NY 10036


                 IRA AND PENSION ACCOUNTS TRUSTEE

                Delaware Charter Guarantee & Trust Co.
                          P.O. Box 8963
                       Wilmington, DE 19899


                    INDEPENDENT ACCOUNTANTS

                            BKD, LLP
                     120 West 12th Street
                  Kansas City, Missouri 64105




	This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. To obtain a current prospectus please call 1-800-541-3863.











Volumetric Fund, Inc.

87 Violet Drive
Pearl River, New York 10965
Tel: 845-623-7637
800-541-FUND
www.volumetric.com



Investment Adviser and
Transfer Agent

Volumetric Advisers, Inc.
Pearl River, New York


Custodian

J.P. Morgan Chase
New York, New York

Independent Auditors

BKD, LLP
Kansas City, Missouri

Board of Directors

William P. Behrens
Louis Bollag
Jeffrey J. Castaldo
George Curtis
Gabriel J. Gibs, Chairman
Stephen Samitt
David L. Seidenberg
Raymon W. Sheridan
Irene J. Zawitkowski

Officers

Gabriel J. Gibs
    President, Portfolio Manager
Irene J. Zawitkowski
    Executive Vice President, Secretary
Raymond W. Sheridan
    Vice President, Treasurer